UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 18, 2011

ALIGN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway, San Jose, California	95131
(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Annual Long-Term Equity Awards

On February 18, 2011 the named executive officers of Align Technology, Inc. (the “Company”) received annual long-term, equity based incentive awards in the form of options, restricted stock units and market-performance based restricted stock units (referred to herein as market stock units or “MSUs”) as set forth in the table below. The award of options and restricted stock units were made pursuant to the form of option agreement and restricted stock unit agreement previously filed on the Company’s Quarterly Report on Form 10-Q filed August 4, 2005 and November 5, 2007, respectively. The award of market stock units was made under a form of Market Stock Unit Agreement (the “MSU Agreement”), a copy of which is filed as Exhibit 10.1 (officer form) and Exhibit 10.2 (CEO form) hereto.

Each MSU represents the right to receive one share of the Company’s common stock, according to a formula specified in, and subject to the terms and conditions of the MSU Agreement. Capitalized terms not defined in this summary are defined in the MSU Agreement.

Under the MSU Agreement, an executive will be granted an award for a target number of MSUs (“Target Shares”). Depending on the performance of the Company over a three year period beginning on February 18, 2011 (the “Performance Period”), the executive may earn up to 150% of the Target Shares. The actual number of MSUs which will be eligible to vest (the “Calculated Market Stock Units”), will be determined based on a comparison of the performance of the Company relative to the performance of the NASDAQ Composite Index calculated on both February 18, 2013 (the “First Vesting Date”) and February 18, 2014 (the “Second Vesting Date”) with 50% of the MSUs eligible to vest on the First Vesting Date and 50% of the MSUs eligible to vest on the Second Vesting Date.

The performance calculation will be based on the percentage increase or decrease in (i) the average adjusted closing price per share of the Company’s common stock for the last sixty market trading days prior to the commencement of the Performance Period over (ii) the average adjusted closing price of the Company’s common stock for the last sixty market trading days prior to both the First Vesting Date and the Second Vesting Date respectively (the “Company’s Stock Price Performance) as compared to the percentage increase or decrease in (i) the adjusted index value of the NASDAQ Composite Index for the last sixty market trading days prior to the commencement of the Performance Period over (ii) the adjusted index value of the NASDAQ Composite Index for the last sixty market trading days prior to the First Vesting Date or Second Vesting Date respectively (the “NASDAQ Composite Index Performance”). The number of Calculated Market Stock Units will be determined on both the First Vesting Date and the Second Vesting Date based on the Company’s Stock Price Performance as compared to the NASDAQ Composite Index Performance as described in the MSU Agreement.

Acceleration in the Event of a Change of Control (executives not including CEO)

In the event of a Change of Control, for the purposes of determining the Calculated Market Stock Units:

•

the Performance Period shall be deemed to end upon the closing of the Change of Control for purposes of determining the Company’s Stock Price Performance and NASDAQ Composite Index Performance as well as the number of Calculated Market Stock Units; and

•	the Company’s Stock Price Performance will be based on the per share value of the Company’s common stock paid to its stockholders in connection with the Change of Control.

In addition, on the date of the Change of Control, the executive will vest in that number of Calculated Market Stock Units equal to (i) (A) the number of calendar months that have elapsed from the commencement of the Performance Period through the date of the Change of Control, (B) divided by 36, multiplied by (ii) the number of Calculated Market Stock Units.

If the Change of Control occurs prior to the First Vesting Date, the Calculated Market Stock Units that do not vest pursuant to the paragraph immediately above will vest in equal installments on each of the First Vesting Date and the Second Vesting Date. If the Change of Control occurs following the First Vesting Date but prior to the Second Vesting Date, the remaining unvested Calculated Market Stock Units will vest on the Second Vesting Date.

Notwithstanding the foregoing, if executive’s employment is terminated without Cause or for Good Reason (as such terms are defined in the executive’s individual employment agreement with the Company) within twelve months following the occurrence of a Change of Control, then 100% of his or her unvested Calculated Market Stock Units will fully vest.

Acceleration not in connection with a Change of Control (executives not including CEO)

In the event an executive’s (other than the CEO) employment with the Company terminates without Cause or Good Reason and such termination does not occur on or within twelve months following a Change of Control, the Performance Period shall be deemed to end upon the Participant’s employment termination date for purposes of determining the Company’s Stock Price Performance and the NASDAQ Composite Index Performance as well as the number of Calculated Market Stock Units. The executive will then vest in that number of Calculated Market Stock Units equal to (i) (A) the number of months that have elapsed from the commencement of the Performance Period through the date of the termination of employment, (B) divided by 36, multiplied by (ii) the number of Calculated Market Stock Units. The remaining unvested Calculated Market Stock Units will be forfeited at no cost to the Company.

Acceleration in the Event of a Change of Control (CEO only)

In the case of the Chief Executive Officer, on the date of a Change of Control, the Chief Executive Officer will vest in 100% of his Calculated Market Stock Units. No acceleration of vesting will occur in the case of a termination not in connection with a Change of Control.

The foregoing description of the terms of the MSU Agreements does not purport to be complete and is qualified in its entirety by the provisions of the form of MSU Agreements filed as Exhibit 10.1 (officer form) and Exhibit 10.2 (CEO form) hereto and incorporated by reference herein.

On February 18, 2011, the named executive officers received options, restricted stock units (RSUs) and market stock units (MSUs) as follows:

Name	Options	RSUs	Target MSUs(1)
Thomas M. Prescott, President, Chief Executive Officer and Director	90,000	45,000	45,000
Kenneth B. Arola, Vice President, Finance and Chief Financial Officer	21,600	12,000	12,000
Len M. Hedge, Senior Vice President, Business Operations	28,300	16,800	16,800
Sheila Tan, Vice President, Marketing & Chief Marketing Officer	15,100	10,000	10,000

(1)	The number of MSUs set forth in this column represents the Target Shares. However, the actual number of MSUs to be received, if any, is determined based on the formula set forth in the Market Stock Unit Agreement up to a maximum of 150% of the amount of the Target Shares.

Approval of Annual Executive Incentive Plan

On February 23, 2011, the Annual Incentive Plan (the “Incentive Plan”), a cash bonus plan in which the Company’s named executive officers participate was approved. Bonus determinations for our executive officers for fiscal 2011 performance will be calculated using the same basic formula used in 2010. Specifically, performance will be calculated using the following formula:

Annual Salary	X	Target Bonus Percentage	X	Individual Multiplier	X	Company Multiplier	=	Bonus Payout

The Individual and Company Multipliers are each derived based on performance and are equally weighted. Corporate financial targets continue to account for 70% of the Company Multiplier as follows:

•	Revenue (40%); and

•	Non-GAAP Operating Income (30%).

The remaining 30% of the Company Multiplier is based on the achievement of critical strategic objectives. For a more complete description of the Incentive Plan, please refer to the Company’s Definitive Proxy Statement on Form DEF 14A filed with the Commission on April 21, 2010.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Market Stock Unit Agreement (non-CEO Officer)

10.2	Form of Market Stock Unit Agreement (CEO Form)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2011	ALIGN TECHNOLOGY, INC.

	By:	/s/ Roger E. George
Roger E. George
Vice President, Legal & Corporate Affairs, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Market Stock Unit Agreement (non-CEO Officer)

10.2	Form of Market Stock Unit Agreement (CEO Form)